                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Glossary of Terms................................  5
Performance Results..............................  7
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 19
Statement of Operations.......................... 20
Statement of Changes in Net Assets............... 21
Financial Highlights............................. 22
Notes to Financial Statements.................... 23
Report of Independent Accountants................ 29
Dividend Reinvestment Plan....................... 30

VKQ ANR 10/98

                             LETTER TO SHAREHOLDERS

September 25, 1998

Dear Shareholder,
    Recently, we decided to
consolidate all Van Kampen American
Capital funds under the single name of
Van Kampen Funds. This move
accompanies the change in the legal
name of our firm to Van Kampen Funds               [PHOTO]
Inc. Consequently, your Trust's name
was changed to Van Kampen Municipal
Trust on August 28. You can be assured
that the change in your Trust's name      DENNIS J. MCDONNELL AND DON G. POWELL
will not affect its management or
daily operations, and your Trust will
continue to trade under its current ticker symbol. If you have any questions regarding your investment or our new name, please contact your financial adviser.

ECONOMIC OVERVIEW
    The economy grew at a moderate rate for much of the past year, accompanied by low inflation. During the three quarters that ended June 30, growth accelerated at a 3.4 percent annual rate (as measured by gross domestic product), while consumer prices rose 1.4 percent.
    Beneath this tranquil scenario, however, lay periods of economic and financial volatility. During the first quarter, for example, growth surged at a
5.5 percent annual rate, fueled by heavy consumer spending and business inventory buildup. By the second quarter, growth had slowed to a sluggish 1.6 percent annual pace, due to the deepening Asian economic crisis and the General Motors strike.
    Despite the weakening economy, the dollar rallied as foreign investors sought refuge from global turmoil by purchasing U.S. Treasury securities. The strong dollar raised the price of U.S. exports and cut the price of imports. As a result, U.S. companies found they could neither maintain their foreign sales nor compete easily with cheap imports here. Corporate earnings fell, and U.S. stock prices retreated. By August 31, the Dow Jones Industrial Average was down 19 percent from its mid-July high.

MARKET OVERVIEW
    The stock market rout and foreign economic turmoil were nothing but good news for Treasury bonds. The Federal Reserve refrained from raising interest rates to avoid aggravating Asia's crisis, and investors worldwide aggressively bought U.S. Treasury securities. Because these purchases occurred at a time when the supply of new Treasury issues was declining, Treasury bond prices rocketed to record levels. On August 31, the Dow Jones Industrial Average fell 512 points, and the 30-year Treasury bond yield, which moves in the opposite direction of its price, fell to a record low of 5.25 percent. A year earlier, its yield was 6.61 percent.

                                                            Continued on page  2

    Municipal bonds followed the gains in Treasuries but, true to form, they didn't rally as strongly. While long-term Treasury bond yields fell 136 basis points during the past year, the yield of the AAA-rated general obligation municipal bond fell only 44 basis points to 4.86 percent on August 31, 1998, from 5.30 percent a year earlier.
    Municipal bonds were hampered by an excess of supply relative to demand. State and local governments, taking advantage of the market's low interest rates, issued $190 billion worth of bonds during the first seven months of this year--47 percent more than they had issued during the comparable period last year.
    Despite an abundant supply from which to choose, U.S. investors were reluctant to purchase municipal bonds because of their relatively low yields, and foreign investors had even less interest because they had no need for the tax-exempt income. Compounding the situation was the flood of insured issues, which accounted for almost 60 percent of the new supply. As a result, fewer lower-rated, higher-yielding bonds were issued, and the yield spread between higher-quality and lower-quality bonds narrowed.


[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality* as of August 31, 1998

AAA.............. 47.1%
AA...............  8.8%
A................ 14.1%
BBB.............. 19.2%
Non-Rated........ 10.8%

TRUST STRATEGY
We used the following strategies to manage the Trust during the period:
    A primary goal was to lengthen the duration of the Trust without significantly affecting its dividend. To accomplish this goal, we sold certain bonds that would be called in the next five years and purchased bonds with positive call features. For example, we purchased long-term bonds with longer-than-normal call features, including noncallable bonds. Most of our acquisitions were discount bonds, which have the potential to appreciate faster than par or premium bonds during periods of falling interest rates. Discount bonds also have longer durations, which means they are more sensitive to changing rates. Our purchases of discount bonds helped to offset some of the decline in the Trust's duration due to prerefundings and repricings to call dates. As of August 31, the duration of the Trust stood at 7.30 years, compared with 7.64 years for the Lehman Brothers Municipal Bond Index (excluding bonds maturing in five years or less).
    Our purchases included non-rated bonds, which have relatively high yields and helped us to maintain the Trust's dividend. In order to qualify for inclusion in the Trust, all non-rated bonds were rated the equivalent of triple-B or higher by our research staff. As a

                                                            Continued on page  3
result of these acquisitions, the percentage of non-rated bonds in the Trust rose slightly, while the percentage of triple-B bonds fell. The portfolio remains well-diversified in terms of its credit quality.

TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR*

                                                                  AS OF
                                                             AUGUST 31, 1998
Health Care..............................................         18.2%
General Purpose..........................................         13.2%
Industrial Revenue.......................................         12.0%
Wholesale Electric.......................................          8.3%
Single-Family Housing....................................          6.7%

*As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY
    For the 12-month period ended August 31, 1998, the Trust generated a total return of 9.06 percent(1) at market price. This reflects a gain in market price per common share from $15.7500 on August 31, 1997, to $16.1875 on August 31, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of 5.93 percent(3), based on the closing price of its common shares. Because income from the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 9.27 percent(4) on a taxable investment (for investors in the federal income tax bracket of 36 percent). Please refer to the chart on page 7 for additional performance numbers.


                            [DIVIDED HISTORY GRAPH]

TWELVE-MONTH DIVIDEND HISTORY
FOR THE PERIOD ENDED AUGUST 31, 1998

                           DIVIDEND PER COMMON SHARE
Sep 1997......................   $.080
Oct 1997......................   $.080
Nov 1997......................   $.080
Dec 1997......................   $.080
Jan 1998......................   $.080
Feb 1998......................   $.080
Mar 1998......................   $.080
Apr 1998......................   $.080
May 1998......................   $.080
Jun 1998......................   $.080
Jul 1998......................   $.080
Aug 1998......................   $.080

The dividend history represents past performance of the Trust and does not predict Trust's future distributions.


                                                            Continued on page  4

ECONOMIC OUTLOOK
    We believe the economy will rebound later this year, provided some stability is restored in the stock market. Domestic economic activity remains strong despite the market's decline and should overcome many of the negative effects of the global economic crisis. In Asia, where the crisis began, there are signs of potential rebounds. If the economic crisis in Asia, Russia, and other emerging markets continues unabated, however, we believe the Fed will refrain from raising rates and could even lower them. Fed Chairman Alan Greenspan acknowledged as much in a recent speech, when he disclosed that Fed policy-makers had abandoned their bias toward a rate hike in favor of a neutral position. Due to events overseas, policy-makers are now more concerned about an economic slowdown than about rising inflation, Greenspan indicated. The impact of slower economic growth abroad should help to offset any acceleration in domestic inflation.
    We will closely monitor these global and domestic events and their effects on the performance of the Trust, adjusting the portfolio when appropriate. We remain committed to providing a high level of tax-exempt income while preserving shareholders' capital. Thank you for your continued support and confidence in Van Kampen and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                                                  Please see footnotes on page 7

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bondholder for loss of income and ownership, the initial call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.
     A callable bond is "priced to call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most insured bonds are AAA-rated. Recently, an A-rated insurer has started to insure lower-quality municipal bonds, and those bonds are A-rated.

MARKET PRICE: The price of a share of a closed-end fund trading on a stock exchange. When the price is less than a fund's net asset value, the fund is trading at a discount. When the price is more than the NAV, the fund is trading at a premium.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1998

                           VAN KAMPEN MUNICIPAL TRUST
                          (NYSE TICKER SYMBOL -- VKQ)

 COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1)............     9.06%
One-year total return based on NAV(2).....................    10.38%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................     5.93%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................     9.27%

 SHARE VALUATIONS

Net asset value...........................................  $  17.32
Closing common stock price................................  $16.1875
One-year high common stock price (08/26/98)...............  $16.5625
One-year low common stock price (04/27/98)................  $ 15.125
Preferred share (Series A) rate(5)........................    3.500%
Preferred share (Series B) rate(5)........................    3.410%
Preferred share (Series C) rate(5)........................    3.430%
Preferred share (Series D) rate(5)........................    3.429%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

On August 20, 1998, the Trust's Board of Trustees voted to change the
Trust's fiscal year end from August 31 to October 31, effective at the close of the August 31, 1998 fiscal year. As a result, the next fiscal year will commence on September 1, 1998 and end on October 31, 1998; however, you will not receive an annual report for the two-month transition period from August 31, 1998 to October 31, 1998. Instead, the financial information for those two months will appear in a separate column in the April 30, 1999 semiannual report. If you would like to receive the audited financial statements for this two-month period, please contact our Investor Services Department at 1-800-341-2929.

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1998
--------------------------------------------------------------------------------

Par Amount
  (000)                      Description                        Coupon  Maturity   Market Value
-----------------------------------------------------------------------------------------------
             MUNICIPAL BONDS  99.9%
             ALASKA  3.3%
 $ 30,000    Alaska Indl Dev & Expt Auth Pwr Rev
             Snettisham Hydroelec First Ser (AMBAC
             Insd)......................................        5.375%  01/01/34   $ 30,567,000
                                                                                   ------------
             CALIFORNIA  4.9%
    3,000    California Hlth Fac Fin Rev Ser A (CA Mtg
             Insd)......................................        5.250   08/01/17      3,038,040
    5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg
             Rev (MBIA Insd)............................            *   09/01/17      1,989,350
    1,500    Davis, CA Pub Fac Fin Auth Loc Agy Rev.....        6.600   09/01/25      1,603,890
    2,000    Del Mar, CA Race Track Auth Rev Rfdg.......        6.000   08/15/06      2,140,060
    7,310    Delano, CA Ctfs Partn Ser A (Prerefunded @
             01/01/03)..................................        9.250   01/01/22      9,069,225
    2,240    Huntington Park, CA Redev Agy Rev Tax Alloc
             Santa Fe Redev.............................        6.200   10/01/27      2,331,907
    3,000    Los Angeles, CA Uni Sch Dist Ctfs Partn
             (FSA Insd).................................        5.500   10/01/16      3,182,190
   10,000    Orange Cnty, CA Recovery Ctfs Ser A Rfdg
             (MBIA Insd) (b)............................        6.000   06/01/09     11,441,000
    5,695    Sacramento, CA City Fin Auth Rev Comb Proj
             B (MBIA Insd)..............................            *   11/01/14      2,585,359
    1,375    San Bernardino, CA Jt Pwrs Fin Auth Alloc
             Rev Central City Merged Proj A Rfdg (AMBAC
             Insd)......................................        5.750   07/01/20      1,541,430
    4,000    San Francisco, CA City & Cnty Arpts Comm
             Intl Arpt Rev Second Ser Issue 13B (MBIA
             Insd)......................................        5.625   05/01/21      4,192,400
    7,000    San Joaquin Hills, CA Trns Corridor Agy
             Toll Rd Rev Cap Apprec Ser A Rfdg (MBIA
             Insd)......................................            *   01/15/30      1,454,810
    1,000    Stockton, CA Comnty Fac Dist Spl Tax.......        5.800   09/01/14      1,028,650
                                                                                     ----------
                                                                                     45,598,311
                                                                                     ----------
             COLORADO  9.7%
   19,500    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
             Rev E-470 Proj Ser C (Prerefunded @
             08/31/05)..................................            *   08/31/26      3,039,075
    5,000    Boulder Cnty, CO Rev Natl Cent Atmosphere
             Rfdg & Impt................................        6.900   12/01/07      5,474,950
    8,500    Boulder Cnty, CO Rev Natl Cent Atmosphere
             Rfdg & Impt................................        7.000   12/01/13      9,304,440
    1,635    Colorado Hsg Fin Auth Single Family Pgm Sr
             Gtd Mtg Ln D3 (FHA Gtd)....................        7.200   08/01/23      1,733,590
    9,135    Denver, CO City & Cnty Arpt Rev Ser A
             (b)........................................        8.250   11/15/12     10,036,716
   11,695    Denver, CO City & Cnty Arpt Rev Ser A
             (b)........................................        8.500   11/15/23     12,910,110
    7,795    Denver, CO City & Cnty Arpt Rev Ser A
             (b)........................................        8.000   11/15/25      8,506,606
    1,105    Denver, CO City & Cnty Arpt Rev Ser A
             (Prerefunded @ 11/15/00)...................        8.500   11/15/23      1,236,208
      740    Denver, CO City & Cnty Arpt Rev Ser A
             (Prerefunded @ 11/15/00)...................        8.000   11/15/25        820,105
      865    Denver, CO City & Cnty Arpt Rev Ser A
             (Prerefunded @ 11/15/00)...................        8.250   11/15/12        963,169
    8,790    Denver, CO City & Cnty Arpt Rev Ser D
             (b)........................................        7.000   11/15/25      9,453,293

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

Par Amount
  (000)                      Description                    Coupon      Maturity   Market Value
-----------------------------------------------------------------------------------------------
             COLORADO (CONTINUED)
 $  2,310    Denver, CO City & Cnty Arpt Rev Ser D
             (Prerefunded @ 11/15/01)...................     7.000%     11/15/25   $  2,531,298
   22,000    Meridian Metro Dist CO Peninsular &
             Oriental Steam Navig Co Rfdg (b)...........     7.500      12/01/11     24,131,580
                                                                                   ------------
                                                                                     90,141,140
                                                                                   ------------
             CONNECTICUT  2.5%
    7,140    Connecticut St Hlth & Edl Fac Auth Rev
             Nursing Home Proj AHF/Hartford.............     7.125      11/01/24      8,266,335
    3,540    Mashantucket Western Pequot Tribe CT Spl
             Rev Ser A, 144A -- Private Placement (c)...     6.400      09/01/11      3,931,064
    3,460    Mashantucket Western Pequot Tribe CT Spl
             Rev Ser A, 144A -- Private Placement
             (Prerefunded @ 09/01/07) (c)...............     6.400      09/01/11      4,039,481
    7,000    Mashantucket Western Pequot Tribe CT Spl
             Rev Ser B, 144A -- Private Placement (c)...     5.750      09/01/27      7,274,820
                                                                                     ----------
                                                                                     23,511,700
                                                                                     ----------
             DELAWARE  0.5%
    2,000    Delaware St Econ Dev Auth Rev Exempt Fac
             Delmarva Pwr & Lt Co.......................     7.500      10/01/17      2,078,240
    2,460    Delaware St Hsg Auth Rev Sr Home Mtg Ser B
             SubSer B2..................................     7.200      12/01/21      2,614,783
                                                                                     ----------
                                                                                      4,693,023
                                                                                     ----------
             DISTRICT OF COLUMBIA  0.3%
    1,000    District of Columbia Hosp Rev Medlantic
             Hlthcare Group A Rfdg (MBIA Insd) (b)......     5.875      08/15/19      1,081,390
    2,000    District of Columbia Rev Carnegie
             Endowment..................................     5.750      11/15/26      2,095,100
                                                                                     ----------
                                                                                      3,176,490
                                                                                     ----------
             FLORIDA  1.4%
    2,600    Brevard Cnty, FL Sch Brd Ctfs Partn Ser A
             (AMBAC Insd)...............................     5.400      07/01/10      2,837,666
    1,000    Hillsborough Cnty, FL Indl Dev Auth Indl
             Dev Rev Univ Cmnty Hosp (MBIA Insd)........     5.750      08/15/14      1,071,570
    7,615    Sarasota Cnty, FL Hlth Fac Auth Rev
             Hlthcare Kobernick/ Meadow Pk (Prerefunded
             @ 07/01/02)................................    10.000      07/01/22      9,321,674
                                                                                     ----------
                                                                                     13,230,910
                                                                                     ----------
             GEORGIA  3.6%
    1,500    Atlanta, GA Wtr & Swr Rev (FGIC Insd)......     4.500      01/01/18      1,413,855
    8,950    Atlanta, GA Wtr & Swr Rev (FGIC Insd)......     4.750      01/01/23      8,612,137
   20,000    Georgia Local Govt Ctfs Partn Grantor Trust
             Ser A (MBIA Insd)..........................     4.750      06/01/28     19,264,600
    4,000    Muni Elec Auth GA Proj One Subser A (AMBAC
             Insd)......................................     6.250      01/01/14      4,422,600
                                                                                     ----------
                                                                                     33,713,192
                                                                                     ----------

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

Par Amount
  (000)                      Description                    Coupon      Maturity   Market Value
-----------------------------------------------------------------------------------------------
             ILLINOIS  10.2%
 $  4,795    Bedford Park, IL Tax Increment Rev Sr Lien
             Bedford City Sq Proj.......................     9.250%     02/01/12   $  5,514,202
    3,650    Carol Stream, IL First Mtg Rev 1st Mtg
             Windsor Pk Mnr Proj........................     7.000      12/01/13      3,982,114
    2,500    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
             American Airls Inc Proj Rfdg...............     8.200      12/01/24      3,000,200
    7,475    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
             United Airls Inc...........................     8.400      05/01/04      8,016,339
   10,600    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
             United Airls Inc. (b)......................     8.500      05/01/18     11,453,194
    4,380    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
             United Airls Inc Ser A.....................     8.400      05/01/18      4,617,177
    4,415    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
             United Airls Inc Ser B.....................     8.950      05/01/18      4,928,244
    1,100    Hodgkins, IL Tax Increment.................     9.500      12/01/09      1,297,406
    3,400    Hodgkins, IL Tax Increment (Prerefunded @
             12/01/01)..................................     9.500      12/01/09      4,003,772
    4,000    Hodgkins, IL Tax Increment Ser A Rfdg......     7.625      12/01/13      4,466,280
    1,730    Illinois Dev Fin Auth Econ Dev Rev Latin
             School of Chicago Proj.....................     5.650      08/01/28      1,750,206
    2,500    Illinois Dev Fin Auth Rev Catholic
             Charities Hsg Dev..........................     6.350      01/01/25      2,628,875
    4,000    Illinois Edl Fac Auth Rev..................     6.000      10/01/24      4,127,560
    1,740    Illinois Edl Fac Auth Rev Rfdg Riverside
             Hlth Sys Ser A.............................     5.900      10/01/14      1,798,012
    2,500    Illinois Hlth Fac Auth Rev Evangelical Hosp
             Ser C Rfdg (FSA Insd)......................     6.750      04/15/12      2,861,475
    7,750    Illinois Hlth Fac Auth Rev Fairview Oblig
             Group Proj A (Prerefunded @ 10/01/02)......     9.500      10/01/22      9,469,260
    4,565    Illinois Hlth Fac Auth Rev Hinsdale Hosp
             Ser B Rfdg.................................     9.000      11/15/15      5,165,663
    1,500    Illinois Hlth Fac Auth Rev Sarah Bush
             Lincoln Hlth Cent (Prerefunded @
             5/15/02)...................................     7.250      05/15/12      1,699,095
   10,000    Illinois Hlth Fac Auth Rev Servantcor Ser A
             (Prerefunded @ 08/15/01) (b)...............     8.000      08/15/21     11,310,800
    1,200    Illinois Hsg Dev Auth Rev Homeowner Mtg
             Subser A2..................................     7.125      08/01/26      1,307,484
    1,510    Roselle, IL Multi-Family Hsg Rev Waterbury
             Apts Ser A Rfdg (GNMA Collateralized)......     7.000      01/01/25      1,661,770
                                                                                   ------------
                                                                                     95,059,128
                                                                                   ------------
             INDIANA  1.4%
    2,500    Indiana Bond Bank Spl Pgm Ser F............     7.150      08/01/15      2,715,025
    2,874    Indiana Dev Fin Auth Indl Dev Rev Unr-Rohn
             Inc Proj...................................     7.500      03/01/11      3,152,663
    4,620    Marion Cnty, IN Conv & Rectl Fac Auth
             Excise Tax Rev (MBIA Insd).................     5.000      06/01/27      4,526,445
    2,000    Plymouth, IN Multi Sch Bldg Corp First Mtg
             (Prerefunded @ 01/01/02) (AMBAC Insd)......     6.750      01/01/13      2,211,260
                                                                                   ------------
                                                                                     12,605,393
                                                                                   ------------

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

Par Amount
  (000)                      Description                    Coupon      Maturity   Market Value
-----------------------------------------------------------------------------------------------
             KANSAS  2.4%
 $ 20,000    Burlington, KS Pollutn Ctl Rev KS Gas &
             Elec Co Proj Rfdg (MBIA Insd) (b)..........        7.000%  06/01/31   $ 21,825,200
                                                                                   ------------
             KENTUCKY  0.7%
    2,000    Ashland, KY Solid Waste Rev Ashland Oil Inc
             Proj.......................................        7.200   10/01/20      2,181,960
    4,000    Elsmere, KY Indl Dev Rev Rfdg..............        6.750   04/01/10      4,338,720
                                                                                   ------------
                                                                                      6,520,680
                                                                                   ------------
             LOUISIANA  0.7%
      790    East Baton Rouge, LA Mtg Fin Auth Single
             Family Mtg Pur Ser A Rfdg (GNMA
             Collateralized) (b)........................        7.100   10/01/24        837,993
    5,490    East Baton Rouge, LA Mtg Fin Auth Single
             Family Mtg Pur Ser C Rfdg (GNMA
             Collateralized) (b)........................        7.000   04/01/32      5,805,949
                                                                                   ------------
                                                                                      6,643,942
                                                                                   ------------
             MAINE  0.1%
    1,000    Maine Vets Homes ME Rev....................        7.750   10/01/20      1,139,330
                                                                                   ------------
             MARYLAND  2.0%
    2,300    Baltimore, MD Cap Apprec Cons Pub Impt Rfdg
             (FGIC Insd)................................            *   10/15/06      1,586,908
    1,845    Baltimore, MD Cap Apprec Ser A (FGIC
             Insd)......................................            *   10/15/07      1,196,815
    2,075    Baltimore, MD Cap Apprec Ser A (Prerefunded
             @ 10/15/05) (FGIC Insd)....................            *   10/15/07      1,373,505
  139,445    Maryland St Cmnty Dev Admin Dept Hsg &
             Cmnty Dev Single Family Rev Pgm 6..........            *   04/01/30     14,202,473
                                                                                   ------------
                                                                                     18,359,701
                                                                                   ------------
             MASSACHUSETTS  1.2%
    2,600    Massachusetts St Hlth & Edl Fac Auth Rev
             Med Cent of Central MA.....................        7.100   07/01/21      2,814,500
    5,000    Massachusetts St Hlth & Edl Fac Auth Rev
             New England Med Cent Hosp Ser G (Embedded
             Swap) (MBIA Insd) (d)......................  3.100/5.000   07/01/13      4,920,900
    1,375    Massachusetts St Hlth & Edl Fac Auth Rev
             Winchester Hosp Ser D Rfdg (Connie Lee
             Insd)......................................        5.750   07/01/14      1,468,142
    1,805    Massachusetts St Hsg Fin Agy Hsg Rev Amt
             Rental Mtg Ser C (AMBAC Insd)..............        5.450   07/01/18      1,847,887
                                                                                   ------------
                                                                                     11,051,429
                                                                                   ------------
             MICHIGAN  1.9%
    4,000    Detroit, MI Local Dev Fin Auth Tax
             Increment Sr Ser B.........................        6.700   05/01/21      4,156,800
    1,000    Detroit, MI Local Dev Fin Auth Ser C.......        6.850   05/01/21      1,042,060
    4,000    Detroit, MI Swg Disp Rev Ser A (MBIA
             Insd)......................................        5.000   07/01/27      3,960,520
    1,180    Hillsdale, MI Hosp Fin Auth Hosp Rev
             Hillsdale Cmnty Hlth Cent..................        5.750   05/15/18      1,240,935
    2,000    Michigan Muni Bond Auth Rev Loc Govt Ln Ser
             C-A (FSA Insd).............................            *   06/15/13        985,980

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

Par Amount
  (000)                      Description                    Coupon      Maturity   Market Value
-----------------------------------------------------------------------------------------------
             MICHIGAN (CONTINUED)
 $  1,000    Michigan St Hosp Fin Auth Rev Hosp Genesys
             Regl Med Rfdg (ACA Insd)...................    5.500%      10/01/18   $  1,027,950
    2,000    Michigan St Hosp Fin Auth Rev Hosp Genesys
             Regl Med Rfdg (ACA Insd)...................    5.500       10/01/27      2,047,420
    1,000    Michigan St Hosp Fin Auth Rev Hosp Genesys
             Regl Med Ser A Rfdg........................    5.375       10/01/13      1,028,990
    1,720    Michigan St Hosp Fin Auth Rev Saratoga
             Cmnty Hosp Rfdg (Prerefunded 06/01/02).....    8.750       06/01/10      2,000,911
                                                                                   ------------
                                                                                     17,491,566
                                                                                   ------------
             MINNESOTA  0.4%
    4,100    Minnesota St Higher Ed Fac Auth Rev Adj
             Bethel 4S..................................    5.100       04/01/28      4,105,986
                                                                                   ------------
             MISSISSIPPI  0.7%
    3,750    Claiborne Cnty, MS Pollutn Ctl Rev Sys
             Energy Res Inc Rfdg........................    7.300       05/01/25      3,954,862
    1,985    Mississippi Home Corp Single Family Rev Mtg
             Ser F (GNMA Collateralized)................    7.550       12/01/27      2,270,741
                                                                                   ------------
                                                                                      6,225,603
                                                                                   ------------
             MISSOURI  1.3%
    1,740    Good Shepherd Nursing Home Dist MO Nursing
             Home Fac Rev (Prerefunded @ 08/15/05)......    7.625       08/15/15      2,134,719
    2,730    Good Shepherd Nursing Home Dist MO Nursing
             Home Fac Rev (Prerefunded @ 08/15/05)......    7.750       08/15/25      3,369,776
    3,750    Hannibal, MO Indl Dev Auth Hlth Fac Rev
             Hannibal Regl Hlthcare Sys Inc (Prerefunded
             @ 09/01/01)................................    9.500       03/01/22      4,476,937
    2,000    Sikeston, MO Elec Rev Rfdg (MBIA Insd).....    5.000       06/01/11      2,066,420
                                                                                   ------------
                                                                                     12,047,852
                                                                                   ------------
             MONTANA  0.5%
    3,900    Montana St Coal Severance Tax Broadwater
             Pwr Proj Ser A Rfdg........................    6.875       12/01/17      4,201,860
                                                                                   ------------
             NEBRASKA  0.1%
    1,000    Nebraska Invt Fin Auth Single Ser D (FHA
             Insd)......................................    5.850       09/01/28      1,042,020
                                                                                   ------------
             NEVADA  1.9%
    2,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
             Ser B Rfdg.................................    5.900       10/01/30      2,046,060
    4,260    Clark Cnty, NV Pollutn Ctrl Rev NV Pwr Co
             Proj Ser D.................................    5.450       10/01/23      4,271,417
      885    Henderson, NV Loc Impt Dist No T-4 Ser A...    8.500       11/01/12        922,719
    1,750    Nevada St Rfdg.............................    4.375       08/01/03      1,786,032
    1,445    Reno, NV Redev Agy Tax Alloc Downtown Redev
             Senior Lien F Rfdg (MBIA Insd).............    5.000       09/01/13      1,459,161
    1,000    Reno, NV Redev Agy Tax Alloc Downtown Redev
             Senior Lien F Rfdg (MBIA Insd).............    5.000       09/01/14      1,005,080
    6,075    Washoe Cnty, NV Gas & Wtr Fac Rev Sierra
             Pacific (AMBAC Insd).......................    6.300       12/01/14      6,598,786
                                                                                   ------------
                                                                                     18,089,255
                                                                                   ------------

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

Par Amount
  (000)                      Description                    Coupon      Maturity   Market Value
-----------------------------------------------------------------------------------------------
             NEW HAMPSHIRE  0.2%
 $  2,000    New Hampshire High Edl & Hlth Riverwoods At
             Exeter Ser A...............................    6.500%      03/01/23   $  2,152,140
                                                                                   ------------
             NEW JERSEY  5.5%
    4,000    Camden Cnty, NJ Impt Auth Lease Rev........    8.000       06/01/27      4,537,240
    1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)................................        *       03/01/00        946,070
    1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)................................        *       03/01/02        873,550
    1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)................................        *       03/01/03        838,600
    1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)................................        *       03/01/04        802,100
    1,460    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)................................        *       03/01/05      1,120,740
    1,465    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)................................        *       03/01/06      1,071,852
    1,615    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)................................        *       03/01/07      1,128,675
    1,555    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)................................        *       03/01/08      1,035,117
    5,000    New Jersey Econ Dev Auth Wtr Fac Rev (FGIC
             Insd)......................................    6.500       04/01/22      5,442,950
   25,000    New Jersey Econ Dev Auth Contract Econ Rec
             (Embedded Cap) (MBIA Insd) (b).............    5.900       03/15/21     28,592,500
    3,500    New Jersey St Turnpike Auth Turnpike Rev
             Ser C (FSA Insd)...........................    6.500       01/01/16      4,215,330
                                                                                   ------------
                                                                                     50,604,724
                                                                                   ------------
             NEW MEXICO  0.1%
      580    Santa Fe, NM Single Family Mtg Rev Rfdg....    8.450       12/01/11        621,757
                                                                                   ------------
             NEW YORK  10.4%
    5,550    Metro Tran Auth NY Svcs Contract Commuter
             Fac Ser N Rfdg.............................    6.000       07/01/11      5,797,030
    1,900    Metro Tran Auth NY Svcs Contract Tran Fac
             Ser N Rfdg.................................    6.000       07/01/11      1,984,569
    2,000    New York City Hlth & Hosp Corp Rev Ser A
             Rfdg (AMBAC Insd)..........................    5.750       02/15/22      2,103,780
    7,000    New York City Ser A........................    6.250       08/01/08      7,926,870
       75    New York City Ser A........................    7.750       08/15/12         83,666
    1,425    New York City Ser A (Prerefunded @
             08/15/01)..................................    7.750       08/15/12      1,603,253
    1,065    New York City Ser C........................    7.100       08/15/10      1,154,907
      435    New York City Ser C (Prerefunded @
             8/15/01)...................................    7.100       08/15/10        475,925
    5,000    New York City SubSer A1 (Embedded Swap)....    6.485       08/01/12      5,321,300
    1,250    New York St Dorm Auth Rev FHA-Sarah Neuman
             Nursing Home (AMBAC Insd)..................    5.500       08/01/37      1,305,775
    5,000    New York St Dorm Auth Rev City Univ Ser
             F..........................................    5.500       07/01/12      5,186,750
    6,800    New York St Dorm Auth Rev Cons City Univ
             Sys Ser A..................................    5.625       07/01/16      7,368,548
    1,400    New York St Dorm Auth Rev Hosp Spl Surgery
             (MBIA Insd)................................    5.000       02/01/18      1,392,202
    3,925    New York St Dorm Auth Rev St Univ Edl
             Facs.......................................    5.125       05/15/21      3,914,246
    4,250    New York St Energy Resh & Dev Auth Fac Rev
             Cons Edison Co Proj Ser B Rfdg (MBIA
             Insd)......................................    5.250       08/15/20      4,316,343

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

Par Amount
  (000)                      Description                    Coupon      Maturity   Market Value
-----------------------------------------------------------------------------------------------
             NEW YORK (CONTINUED)
 $  4,425    New York St Environmental Fac Corp Pollutn
             Ctl Rev (Prerefunded 6/15/04)..............    6.700%      06/15/10   $  5,083,175
    2,950    New York St Environmental Fac Corp Pollutn
             Ctl Rev St Wtr Revolving Fd Ser E..........    6.700       06/15/10      3,355,153
    2,920    New York St Med Care Fac Fin Agy Rev Mental
             Hlth Svcs Fac Ser D........................    7.400       02/15/18      3,268,648
    6,150    New York St Urban Dev Corp Rev Correctional
             Cap Fac Ser A Rfdg (FSA Insd)..............    5.250       01/01/14      6,547,474
    6,610    New York, NY Ser B.........................    7.500       02/01/05      7,396,722
      390    New York, NY Ser B (Prerefunded
             02/01/02)..................................    7.500       02/01/05        440,349
      420    New York, NY Ser F.........................    8.250       11/15/02        478,195
    2,165    New York, NY Ser F (Prerefunded
             11/15/01)..................................    8.250       11/15/02      2,484,965
    5,535    New York, NY Ser J.........................    5.200       08/01/16      5,599,981
    3,000    Onondaga Cnty, NY Indl Dev Agy Swr Fac Rev
             Bristol-Meyers Squibb Co Proj (MBIA
             Insd)......................................    5.750       03/01/24      3,338,520
    6,449    Plainedge, NY Union Free Sch Dist #2063....    6.000       06/01/12      6,855,324
    1,500    Triborough Bridge & Tunnel Auth NY Ser A
             Rfdg.......................................    5.000       01/01/17      1,503,120
                                                                                   ------------
                                                                                     96,286,790
                                                                                   ------------
             NORTH CAROLINA  2.0%
    3,750    North Carolina Med Care Comm Hlthcare Fac
             Rev Novant Hlth Proj Ser A (MBIA Insd).....    5.000       10/01/18      3,754,912
   13,300    North Carolina Muni Pwr Agy No 1 Catawba
             Elec Rev (MBIA Insd) (b)...................    6.000       01/01/12     15,160,936
                                                                                   ------------
                                                                                     18,915,848
                                                                                   ------------
             OHIO  5.3%
    3,245    Cleveland Cuyahoga Cnty OH Dev Port Auth
             Rev Cleveland Bond Fd Ser B................    5.375       05/15/18      3,191,295
    5,375    Franklin Cnty, OH Hosp Rev Holy Cross Hlth
             Sys Ser B Rfdg (MBIA Insd).................    5.250       06/01/10      5,646,330
   20,000    Hamilton Cnty, OH Hosp Fac Rev Childrens
             Hosp Med Ctr Ser G C (MBIA Insd)...........    4.750       05/15/28     19,080,600
    1,905    Jefferson Cnty, OH Rfdg & Impr.............    5.700       12/01/13      2,158,975
    3,970    Jefferson Cnty, OH Rfdg & Impr.............    5.000       12/01/17      3,997,552
    2,270    Montgomery Cnty, OH Hosp Rev Kettering Med
             Cent Rfdg & Impt (MBIA Insd)...............    6.250       04/01/20      2,692,220
    1,000    Ohio St Air Qual Dev Auth Rev JMG Funding
             Ltd Partnership Proj Rfdg (AMBAC Insd).....    6.375       04/01/29      1,108,100
    2,750    Ohio St Infrastructure Impr Ser B..........    5.000       02/01/16      2,801,425
    3,000    Parma, OH Hosp Impr Rev Parma Cmnty Gen
             Hosp Assoc Rfdg............................    5.375       11/01/29      3,035,880

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

Par Amount
  (000)                      Description                    Coupon      Maturity   Market Value
-----------------------------------------------------------------------------------------------
             OHIO (CONTINUED)
 $  5,000    Reynoldsburg, OH Hlth Care Fac Rev Wesley
             Ridge Proj (GNMA Collateralized)...........    6.150%      10/20/38   $  5,467,600
                                                                                   ------------
                                                                                     49,179,977
                                                                                   ------------
             OKLAHOMA  1.7%
    2,775    Cleveland Cnty, OK Home Ln Auth Single
             Family Mtg Rev Rfdg........................    8.000       08/01/12      2,962,590
    1,240    Kay Cnty, OK Home Fin Auth Rev Single
             Family Mtg Ser A Rfdg (AMBAC Insd).........    7.000       11/01/11      1,539,038
    8,265    Oklahoma Hsg Fin Agy Single Family Rev Mtg
             Class B (GNMA Collateralized)..............    7.997       08/01/18      9,696,829
    1,500    Tulsa, OK Muni Arpt Tran Rev American Airls
             Inc........................................    7.600       12/01/30      1,638,045
                                                                                   ------------
                                                                                     15,836,502
                                                                                   ------------
             PENNSYLVANIA  3.7%
    2,500    Allegheny Cnty, PA Hosp Dev Auth Rev Rfdg
             Hosp OH Vly Genl Hosp......................    5.875       04/01/11      2,576,625
   11,000    Beaver Cnty, PA Hosp Auth Rev Vly Hlth Sys
             Inc (AMBAC Insd)...........................    5.000       05/15/28     10,823,560
    1,150    Butler Cnty, PA Hosp Auth Hosp Rev Butler
             Mem Hosp Ser A (FSA Insd)..................    5.250       07/01/12      1,184,833
    2,165    Clarion Cnty, PA Hosp Auth Hosp Rev Clarion
             Hosp Proj (Prerefunded @ 07/01/01).........    8.500       07/01/21      2,468,013
   10,000    Geisinger Auth PA Hlth Sys Ser A
             (Prerefunded @ 07/01/02)...................    6.400       07/01/22     11,052,300
    2,475    Harrisburg, PA Cap Apprec Notes Ser F Rfdg
             (AMBAC Insd)...............................        *       03/15/14      1,145,480
    2,000    Montgomery Cnty, PA Indl Dev Auth
             Retirement Cmnty Rev Adult Cmntys Total
             Svcs Ser B.................................    5.625       11/15/12      2,097,980
    2,700    Pennsylvania Econ Dev Fin Auth Res Recovery
             Rev Colver Proj Ser D......................    7.125       12/01/15      3,027,051
                                                                                   ------------
                                                                                     34,375,842
                                                                                   ------------
             RHODE ISLAND  1.4%
    2,420    Providence, RI Redev Agy Ctfs Partn Ser
             A..........................................    8.000       09/01/24      2,677,658
    4,750    Rhode Island Hsg & Mtg Fin Corp Ser 8
             (Inverse Fltg).............................    10.367      04/01/24      5,391,250
    2,575    Rhode Island St Econ Dev Corp Arpt Rev Ser
             B (FSA Insd)...............................    5.000       07/01/28      2,529,757
    2,000    Rhode Island St Hlth & Edl Bldg Corp Rev
             Higher Edl Fac Roger Williams (Prerefunded
             @ 11/15/04) (Connie Lee Insd)..............    7.250       11/15/24      2,384,580
                                                                                   ------------
                                                                                     12,983,245
                                                                                   ------------
             TENNESSEE  0.5%
    4,168    Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev
             Multi-Family Mtg Rock Creek Plaza Rfdg
             (GNMA Collateralized)......................    7.375       01/20/27      4,466,643
                                                                                   ------------

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

Par Amount
  (000)                      Description                    Coupon      Maturity   Market Value
-----------------------------------------------------------------------------------------------
             TEXAS  7.8%
 $  6,500    Alliance Arpt Auth Inc TX Spl Fac Rev
             American Airls Inc Proj....................    7.500%      12/01/29   $  7,013,760
   10,000    Brazos River Auth TX Pollutn Ctl Rev Adj
             Colll Util Elec Co Proj C Rfdg.............    5.550       06/01/30     10,088,800
    6,000    Brazos River Auth TX Pollutn Ctl Rev Coll
             TX Util Elec Co Proj A (AMBAC Insd)........    6.750       04/01/22      6,576,660
    5,000    Brazos River Auth TX Rev Houston Inds Inc
             Proj D Rfdg (a)............................    4.900       10/01/15      5,063,450
      420    Brazos, TX Higher Edl Auth Inc Student Ln
             Rev Subser C2 Rfdg.........................    7.100       11/01/04        474,461
    2,500    Coastal Bend Hlth Fac Dev TX Yield Curve
             Note Ser C (Inverse Fltg) (AMBAC Insd).....    7.828       11/15/13      2,875,000
   15,000    Dallas-Fort Worth, TX Intl Arpt Fac Impt
             Corp Rev American Airls Inc (b)............    7.500       11/01/25     16,161,000
    3,600    Dallas-Fort Worth, TX Intl Arpt Fac Impt
             Corp Rev Delta Airls Inc...................    7.625       11/01/21      3,975,012
    3,180    Harris Cnty, TX Hlth Fac Hosp Memorial
             Hermann Hosp Sys Proj Memorial Hermann
             Hospital Systems Project (FSA Insd)........    5.125       06/01/22      3,162,446
    3,885    Houston, TX Indpt Sch Dist Pub Cap Apprec
             Cesar E Chavez Ser A (AMBAC Insd)..........        *       09/15/18      1,441,296
    3,885    Houston, TX Indpt Sch Dist Pub Cap Apprec
             Cesar E Chavez Ser A (AMBAC Insd)..........        *       09/15/20      1,305,477
    3,885    Houston, TX Indpt Sch Distt Pub Cap Apprec
             Cesar E Chavez Ser A (AMBAC Insd)..........        *       09/15/21      1,239,393
    4,913    Region One Education Service Center
             Sub-Tech Fac Proj..........................    6.590       12/15/17      5,255,427
    2,200    Rockwall, TX Indpt Sch Dist Cap Apprec Rfdg
             (PSF Gtd)..................................        *       08/15/17        818,686
    1,754    Texas Genl Svcs Comm Partn Int Lease Purch
             Ctfs.......................................    7.250       08/15/11      1,794,951
    5,500    Texas Wtr Dev Brd Rev Str Revolving Fd
             Senior Lien Ser A..........................    4.750       07/15/20      5,321,635
                                                                                   ------------
                                                                                     72,567,454
                                                                                   ------------
             UTAH  0.6%
    3,875    Bountiful, UT Hosp Rev South Davis Cmnty
             Hosp Proj..................................    9.500       12/15/18      4,690,843
    1,035    Utah St Hsg Fin Agy Single Family Mtg Insd
             Ser E2 (FHA Gtd)...........................    7.150       07/01/24      1,093,146
                                                                                   ------------
                                                                                      5,783,989
                                                                                   ------------
             VIRGINIA  1.2%
    1,500    Henrico Cnty, VA Indl Dev Auth Pub Fac
             Lease Rev Henrico Cnty Regl Jail Proj......    6.500       08/01/10      1,714,035
    1,500    Henrico Cnty, VA Indl Dev Auth Pub Fac
             Lease Rev Henrico Cnty Regl Jail Proj......    7.125       08/01/21      1,764,105
    2,000    Henrico Cnty, VA Indl Dev Auth Rev.........    5.875       03/01/17      2,124,080
    5,000    Roanoke, VA Indl Dev Auth Hosp Rev Roanoke
             Mem Hosp Carilion Hlth Sys Ser B Rfdg (MBIA
             Insd)......................................    4.700       07/01/20      5,286,100
                                                                                   ------------
                                                                                     10,888,320
                                                                                   ------------

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

Par Amount
  (000)                      Description                    Coupon      Maturity   Market Value
-----------------------------------------------------------------------------------------------
             WASHINGTON  1.9%
 $  5,000    Bellevue, WA Convention Cent Auth Spl Oblig
             Rev Rfdg (MBIA Insd).......................        *       02/01/24   $  1,395,000
    1,750    Washington St Pub Pwr Supply Sys Nuclear
             Proj No 1 Rev (MBIA Insd)..................    5.750%      07/01/12      1,900,063
   10,495    Washington St Pub Pwr Supply Sys Nuclear
             Proj No 1 Rev Ser B Rfdg (MBIA Insd).......    5.600       07/01/15     10,960,453
    9,000    Washington St Pub Pwr Supply Sys Nuclear
             Proj No 3 Rev (MBIA Insd)..................        *       07/01/16      3,640,680
                                                                                   ------------
                                                                                     17,896,196
                                                                                   ------------
             WEST VIRGINIA  0.8%
    6,550    Harrison Cnty, WV Cnty Cmnty Solid Waste
             Disp Rev Potomac Edison Co Ser A...........    6.875       04/15/22      7,131,968
                                                                                   ------------
             WISCONSIN  2.1%
    1,115    Hartford, WI Wtr & Elec Sys Rev (AMBAC
             Insd)......................................    5.000       07/01/16      1,114,275
    1,000    Madison, WI Indl Dev Rev Madison Gas & Elec
             Co Proj A..................................    6.750       04/01/27      1,082,210
    5,250    Wisconsin Hsg & Econ Dev Auth Hsg Rev Ser
             B..........................................    7.050       11/01/22      5,647,268
    4,000    Wisconsin St Hlth & Edl Fac Auth Rev
             Agnesian Hlthcare Inc (MBIA Insd)..........    5.125       07/01/23      3,971,920
    7,280    Wisconsin St Hlth & Edl Fac Auth Rev
             Children's Hosp (Embedded Cap) (FGIC
             Insd)......................................    5.000       08/15/10      7,434,554
                                                                                   ------------
                                                                                     19,250,227
                                                                                   ------------
             WYOMING  0.9%
    4,000    Wyoming Cmnty Dev Auth Single Family Ser G
             (FHA Gtd)..................................    7.250       06/01/21      4,290,280
    4,000    Wyoming Cmnty Dev Auth Single Family Ser H
             (FHA Gtd)..................................    7.100       06/01/12      4,313,120
                                                                                   ------------
                                                                                      8,603,400
                                                                                   ------------
             PUERTO RICO  2.1%
   17,380    Puerto Rico Comwlth Hwy & Tran Auth Tran
             Rev Ser A..................................    4.750       07/01/38     16,850,258
    2,000    Puerto Rico Elec Pwr Auth Pwr Rev Ser P
             (Prerefunded @ 07/01/01)...................    7.000       07/01/21      2,213,900
                                                                                   ------------
                                                                                     19,064,158
                                                                                   ------------

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

Par Amount
  (000)                      Description                                           Market Value
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS  99.9%
  (Cost $853,006,452)...........................................................   $927,649,891
OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%.....................................        523,809
                                                                                   ------------
NET ASSETS  100.0%..............................................................   $928,173,700
                                                                                   ------------

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.

(c) 144A securities are those which are exempt from registration under rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(d) Security is a "Step-up" bond where the coupon increases or steps up at a predetermined date.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments, (Cost $853,006,452)......................  $927,649,891
Receivables:
  Interest..................................................    12,934,496
  Investments Sold..........................................     5,110,483
  Variation Margin on Futures...............................        25,000
Other.......................................................         8,338
                                                              ------------
      Total Assets..........................................   945,728,208
                                                              ------------
LIABILITIES:
Payables:
  Custodian Bank............................................    10,918,083
  Investments Purchased.....................................     5,006,125
  Income Distributions - Common and Preferred Shares........       563,986
  Investment Advisory Fee...................................       546,795
  Administrative Fee........................................       156,227
  Affiliates................................................        36,112
Accrued Expenses............................................       235,484
Trustees' Deferred Compensation and Retirement Plans........        91,696
                                                              ------------
      Total Liabilities.....................................    17,554,508
                                                              ------------
NET ASSETS..................................................  $928,173,700
                                                              ------------
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 6,000 issued
  with liquidation preference of $50,000 per share).........  $300,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized,
  36,270,469 shares issued and outstanding).................       362,705
Paid in Surplus.............................................   536,817,998
Net Unrealized Appreciation.................................    74,571,449
Accumulated Undistributed Net Investment Income.............     3,547,707
Accumulated Net Realized Gain...............................    12,873,841
                                                              ------------
      Net Assets Applicable to Common Shares................   628,173,700
                                                              ------------
NET ASSETS..................................................  $928,173,700
                                                              ------------
NET ASSET VALUE PER COMMON SHARE ($628,173,700 divided
  by 36,270,469 shares outstanding).........................  $      17.32
                                                              ------------

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $55,377,420
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      6,409,333
Administrative Fee..........................................      1,831,238
Preferred Share Maintenance.................................        805,646
Custody.....................................................         42,632
Trustees' Fees and Expenses.................................         42,166
Legal.......................................................         32,571
Other.......................................................        507,524
                                                                -----------
    Total Expenses..........................................      9,671,110
                                                                -----------
NET INVESTMENT INCOME.......................................    $45,706,310
                                                                -----------
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $13,970,978
  Options...................................................        972,521
  Futures...................................................     (1,306,581)
                                                                -----------
Net Realized Gain...........................................     13,636,918
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     62,025,039
                                                                -----------
  End of the Period:
    Investments.............................................     74,643,439
    Futures.................................................        (71,990)
                                                                -----------
                                                                 74,571,449
                                                                -----------
Net Unrealized Appreciation During the Period...............     12,546,410
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $26,183,328
                                                                -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $71,889,638
                                                                -----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Years Ended August 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                             Year Ended        Year Ended
                                                           August 31, 1998   August 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................     $ 45,706,310      $ 46,253,008
Net Realized Gain........................................       13,636,918         7,810,403
Net Unrealized Appreciation During the Period............       12,546,410        18,794,517
                                                              ------------      ------------
Change in Net Assets from Operations.....................       71,889,638        72,857,928
                                                              ------------      ------------
Distributions from Net Investment Income:
  Common Shares..........................................      (34,818,029)      (34,818,328)
  Preferred Shares.......................................      (10,827,208)      (10,696,162)
                                                              ------------      ------------
Total Distributions......................................      (45,645,237)      (45,514,490)
                                                              ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......       26,244,401        27,343,438
NET ASSETS:
Beginning of the Period..................................      901,929,299       874,585,861
                                                              ------------      ------------
End of the Period (Including accumulated undistributed
  net investment income of $3,547,707 and $3,444,060,
  respectively)..........................................     $928,173,700      $901,929,299
                                                              ------------      ------------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                September 27, 1991
                                                                                                  (Commencement
                                                      Year Ended August 31                        of Investment
                                   ----------------------------------------------------------     Operations) to
                                   1998      1997       1996      1995      1994      1993      August 31, 1992
------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the Period (a).....  $16.596    $15.842   $15.734   $15.562   $17.035   $16.328              $14.808
                                   -------    -------   -------   -------   -------   -------              -------
 Net Investment Income...........    1.260      1.275     1.295     1.311     1.347     1.410                1.166
 Net Realized and Unrealized
   Gain/Loss.....................     .722       .734      .105      .266    (1.424)     .780                1.370
                                   -------    -------   -------   -------   -------   -------              -------
Total from Investment
 Operations......................    1.982      2.009     1.400     1.577     (.077)    2.190                2.536
                                   -------    -------   -------   -------   -------   -------              -------
LESS:
 Disbributions from Net
 Investment Income:
   Paid to Common Shareholders...     .960       .960      .990     1.084     1.116     1.100                 .811
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders......     .299       .295      .302      .321      .280      .246                 .205
 Distributions from Net Realized
   Gain:
   Paid to Common Shareholders...      -0-        -0-       -0-       -0-       -0-      .111                  -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders......      -0-        -0-       -0-       -0-       -0-      .026                  -0-
                                   -------    -------   -------   -------   -------   -------              -------
Total Distributions..............    1.259      1.255     1.292     1.405     1.396     1.483                1.016
                                   -------    -------   -------   -------   -------   -------              -------
Net Asset Value, End of the
 Period..........................  $17.319    $16.596   $15.842   $15.734   $15.562   $17.035              $16.328
                                   -------    -------   -------   -------   -------   -------              -------
Market Price Per Share at End of
 the Period......................  $16.188    $15.750   $14.500   $14.250   $15.000   $16.750              $16.125
Total Investment Return at Market
 Price (b).......................    9.06%     15.87%     8.98%     2.39%    (3.94%)   11.90%               13.24%*
Total Return at Net Asset Value
 (c).............................   10.38%     11.14%     7.09%     8.55%    (2.22%)   12.31%               14.64%*
Net Assets at End of the Period
 (In millions)...................   $928.2     $901.9    $874.6    $870.7    $864.4    $917.9               $891.7
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares**........................    1.57%      1.61%     1.61%     1.65%     1.64%     1.59%                1.49%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares (d)...............    5.66%      6.04%     6.20%     6.48%     6.52%     7.08%                6.85%
Portfolio Turnover...............      94%        54%       36%       49%       47%       48%                 100%*
 * Non-Annualized
** Ratio of Expenses to Average
 Net Assets Including Preferred
 Shares..........................    1.06%      1.07%     1.06%     1.07%     1.09%     1.06%                1.03%

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.192 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                August 31, 1998
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral for tax purposes of losses resulting from wash sales and open futures positions, which for tax purposes are marked to market at August 31, 1998.

    At August 31, 1998, for federal income tax purposes, cost of long-term investments is $853,022,058; the aggregate gross unrealized appreciation is $74,639,846 and the aggregate gross unrealized depreciation is $12,013, resulting in net unrealized appreciation of $74,627,833.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 1998 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $42,574 were reclassified from accumulated undistributed net investment income to capital.

    For the year ended August 31,1998, 99.92% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1999, the Trust will provide tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") , the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator

                                August 31, 1998
--------------------------------------------------------------------------------

include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended August 31, 1998, the Trust recognized expenses of approximately $16,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended August 31, 1998, the Trust recognized expenses of approximately $204,100 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $869,941,859 and $860,035,223, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

                                August 31, 1998
--------------------------------------------------------------------------------

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

     Transactions in options for the year ended August 31, 1998, were as follows:

                                                     CONTRACTS      PREMIUM
---------------------------------------------------------------------------
Outstanding at August 31, 1997...................      2,605      $ 158,071
Options Written and Purchased (Net)..............      6,350        904,986
Options Terminated in Closing Transactions
  (Net)..........................................     (2,863)      (202,813)
Options Expired (Net)............................     (6,092)      (860,244)
                                                     -------      ---------
Outstanding at August 31, 1998...................        -0-      $     -0-
                                                     -------      ---------

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended August 31, 1998, were as follows:

                                                               CONTRACTS
------------------------------------------------------------------------
Outstanding at August 31, 1997.............................        456
Futures Opened.............................................      9,470
Futures Closed.............................................     (9,526)
                                                                ------
Outstanding at August 31, 1998.............................        400
                                                                ------

                                August 31, 1998
--------------------------------------------------------------------------------

    The futures contracts outstanding as of August 31, 1998, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                 UNREALIZED
                                                               APPRECIATION/
                                                  CONTRACTS     DEPRECIATION
-----------------------------------------------------------------------------
Long Contracts -- Sep. 1998 US Treasury Bond
  Future (Current notional value of $127,125
  per contract)...............................       200         $  554,630
Short Contracts -- Sep. 1998 Municipal Bond
  Future (Current notional value of $126,625
  per contract)...............................       200           (626,620)
                                                     ---         ----------
                                                     400         $  (71,990)
                                                     ---         ----------

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 6,000 Auction Preferred Shares ("APS") in four series of 1,500 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend periods for Series A and Series C are 7 days, while Series B and Series D are 28 days. The average rate in effect on August 31, 1998, was 3.44%. During the year ended August 31, 1998, the rates ranged from 3.19% to 4.75%.

                                August 31, 1998
--------------------------------------------------------------------------------

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

6. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996, Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Trust, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Trust with service at current levels. In addition, it is possible that the securities markets in which the Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Municipal Trust (the "Trust"), including the portfolio of investments, as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Municipal Trust as of August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
October 6, 1998

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                                   Van Kampen
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     U.S. Real Estate
     Utility
     Value
International/Global
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income
Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our web site at
  WWW.VANKAMPEN.COM -- to view prospectuses, click on Investors' Place, and select Prospectuses and Reports

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Investors' Place

                           VAN KAMPEN MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL* - Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN
  Controller

PETER W. HEGEL*
  Vice President
INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

     The Annual Meeting of Shareholders of the Trust was held on July 28, 1998, where shareholders voted on the election of trustees and independent public accountants.

1) With regard to the election of the following trustee by preferred shareholders:

                                                               # OF SHARES
                                                    ----------------------
                                                      IN FAVOR    WITHHELD
--------------------------------------------------------------------------
Rod Dammeyer....................................         3,879           2

2) With regard to the election of the following trustees by common shareholders:

                                                               # OF SHARES
                                                    ----------------------
                                                      IN FAVOR    WITHHELD
--------------------------------------------------------------------------
Wayne W. Whalen.................................    18,906,514     231,049
Steven Muller...................................    18,896,526     241,036

3) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the trust, 18,877,987 shares voted in favor of the proposal, 64,314 shares voted against, and 199,143 shares abstained.